THE STRONG
CASH MANAGEMENT FUNDS                    INVESTOR CLASS
PROSPECTUS - AUGUST 31, 1999 AS SUPPLEMENTED ON DECEMBER 31, 1999















The Strong Heritage Money Fund

The Strong Investors Money Fund

The Strong Money Market Fund

The Strong Municipal Money Market Fund



The Strong Advantage Fund

The Strong Municipal Advantage Fund




THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
Your Investment.................................................................
Key Information.................................................................
What are the funds' goals?.....................................................1
What are the funds' principal investment strategies?...........................1
What are the main risks of investing in the funds?.............................3
What are the funds' fees and expenses?.........................................8
Who are the funds' investment advisor and portfolio managers?.................10
Other Important Information You Should Know.....................................
Comparing the Funds...........................................................12
A Word About Credit Quality...................................................13
Taxable Investments...........................................................14
If You Are Subject to Alternative Minimum Tax.................................15
Financial Highlights..........................................................15
Your Account....................................................................
Share Price...................................................................22
Buying Shares.................................................................23
Selling Shares................................................................26
Additional Policies...........................................................29
Distributions.................................................................30
Taxes.........................................................................31
Services For Investors........................................................32
Reserved Rights...............................................................36
For More Information.................................................Back Cover

IN THIS PROSPECTUS, "WE" REFERS TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR, ADMINISTRATOR, AND TRANSFER AGENT FOR THE STRONG FUNDS.

                                                                 YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' GOALS?

The STRONG HERITAGE MONEY FUND, STRONG INVESTORS MONEY FUND, and STRONG MONEY MARKET FUND seek current income, a stable share price, and daily liquidity.

The STRONG MUNICIPAL MONEY MARKET FUND seeks federally tax-exempt current income, a stable share price, and daily liquidity.

The STRONG ADVANTAGE FUND seeks current income with a very low degree of share-price fluctuation.

The STRONG MUNICIPAL ADVANTAGE FUND seeks federally tax-exempt current income with a very low degree of share-price fluctuation.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

The HERITAGE MONEY FUND, INVESTORS MONEY FUND, and MONEY MARKET FUND are managed to provide attractive yields and a stable share price of $1.00. They invest in a portfolio of high-quality, short-term debt securities issued by corporations, banks, and other financial institutions.

The MUNICIPAL MONEY MARKET FUND is managed to provide attractive yields and a stable share price of $1.00. It invests in a portfolio of high-quality, short-term debt securities primarily issued by states and their political subdivisions, such as municipalities.

The managers may sell a holding if its fundamental qualities deteriorate, or to take advantage of more attractive yield opportunities.

The ADVANTAGE FUND invests primarily in very short-term, corporate, and mortgage- and asset-backed bonds. The fund invests primarily in higher- and medium-quality bonds. To enhance its return potential, the fund also invests a portion of its assets in bonds that have longer maturities or are of lower-quality (high-yield or junk bonds), though it may not invest in bonds rated below BB. The managers focus upon high-yield bonds rated BB with positive or improving credit fundamentals. To help limit changes in share price, the fund's average maturity is usually one year or less.

The MUNICIPAL ADVANTAGE FUND invests primarily in very short-term municipal bonds. The fund invests primarily in higher and medium quality municipal bonds. To enhance its return potential, the fund also invests a portion of its assets in bonds that have longer maturities or are of lower-quality (high-yield or junk bonds), though it may not invest in bonds rated below BB. The manager focuses upon high-yield bonds rated BB with positive or improving credit fundamentals. To help limit changes in share price, the fund's average maturity is usually one year or less.

For the ADVANTAGE FUND and MUNICIPAL ADVANTAGE FUND, the managers may sell a holding if its value becomes unattractive. Also, the managers may invest any amount in cash or cash-type securities as a temporary defensive position to avoid losses during adverse market conditions. This could reduce the benefit to the funds if the market goes up. In this case, the funds may not achieve their investment goal. The funds were designed for investors who seek higher yields than those generally offered by money market funds and who are willing to accept some modest share-price fluctuation to achieve that objective.

The MUNICIPAL MONEY MARKET and the MUNICIPAL ADVANTAGE FUNDS invest in municipal bonds whose interest may be subject to the federal alternative minimum tax (AMT).

((Side Box))
Under normal market conditions, the MUNICIPAL MONEY MARKET and the MUNICIPAL ADVANTAGE FUNDS will invest at least 80% of their assets in municipal bonds. MUNICIPAL BONDS are debt obligations issued by or for U.S. states, territories, and possessions and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal bonds can be issued to obtain money for public purposes or for privately operated facilities or projects. Some municipal bonds pay interest which is exempt from federal income tax. Examples of municipal bonds are general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?


FOR THE HERITAGE MONEY, INVESTORS MONEY, MONEY MARKET, AND MUNICIPAL MONEY MARKET FUNDS (MONEY MARKET FUNDS):

NOT INSURED: Your investment in the money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Each fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in these funds.

The money market funds are appropriate for investors who are comfortable with the risks described here and who need cash immediately. They can also be used as a permanent conservative part of your portfolio.

FOR THE ADVANTAGE AND MUNICIPAL ADVANTAGE FUNDS (BOND FUNDS):
BOND RISKS: The major risks of each bond fund are those of investing in the bond market. A bond's market value is affected significantly by changes in interest rates-generally, when interest rates rise, the bond's market value declines and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit-quality rating or its issuer's financial condition (credit-quality risk). Because bond values fluctuate, the fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.

HIGH-YIELD BONDS: Each of the bond funds invest a limited portion of their assets in medium- and lower-quality bonds, including high-yield bonds (commonly referred to as junk bonds). Lower-quality bonds involve greater interest-rate and credit-quality risks than higher- and medium-quality bonds. High-yield bonds possess an increased possibility that the bond's issuer may not be able to make its payments of interest and principal. If that happens, the fund's share price would decrease and its income distributions would be reduced. An economic downturn or period of rising interest rates could adversely affect the high-yield bond market and reduce the fund's ability to sell its high-yield bonds (liquidity risk). A lack of a liquid market for these bonds could decrease the fund's share price.

FOREIGN SECURITIES: The ADVANTAGE FUND may invest up to 25% of its assets in foreign securities. Foreign investments involve additional risks including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.

MORTGAGE- AND ASSET-BACKED SECURITIES: The ADVANTAGE FUND and MUNICIPAL ADVANTAGE FUND invest in mortgage-backed and asset-backed securities. These securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, the fund may have to replace the security by investing the proceeds in a less attractive security. This could reduce the fund's share price and its income distributions.

The share price of each of the bond funds will vary. The ADVANTAGE FUND and MUNICIPAL ADVANTAGE FUND are not appropriate for investors concerned primarily with principal stability.

FUND STRUCTURE
Although each of the funds has adopted a multiple class plan, only the ADVANTAGE FUND offers multiple classes of shares: Investor Class shares, Institutional Class shares, and Advisor Class shares. The HERITAGE MONEY, INVESTORS MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, and MUNICIPAL ADVANTAGE FUNDS offer only Investor Class shares. Only the Investor Class shares of each fund are offered in this prospectus. The principal difference between each of the classes of shares is that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan and that each class of shares is subject to different administrative and transfer agency fees and expenses.

FUND PERFORMANCE
The return information on the next page illustrates how the performance of the funds' Investor Class shares can vary, which is one indication of the risks of investing in the funds. Please keep in mind that the past performance of the funds' Investor Class shares does not represent how they will perform in the future. The information assumes that you reinvested all dividends and distributions. Only funds with at least one calendar year's performance appear on the next page.

CALENDAR YEAR TOTAL RETURNS

Year  Heritage Money       Money Market         Municipal Money      Advantage  Municipal Advantage
                                                Market
----  -------------------  -------------------  -------------------  ---------  -------------------
1989           -                   9.2%                 6.1%            9.4%             -
----  -------------------  -------------------  -------------------  ---------  -------------------
1990           -                   8.1%                 6.1%            6.6%             -
----  -------------------  -------------------  -------------------  ---------  -------------------
1991           -                   6.1%                 5.2%           10.6%             -
----  -------------------  -------------------  -------------------  ---------  -------------------
1992           -                   3.7%                 3.4%            8.4%             -
----  -------------------  -------------------  -------------------  ---------  -------------------
1993           -                   2.9%                 2.5%            7.9%             -
----  -------------------  -------------------  -------------------  ---------  -------------------
1994           -                   4.0%                 2.9%            3.6%             -
----  -------------------  -------------------  -------------------  ---------  -------------------
1995           -                   6.2%                 4.1%            7.5%             -
----  -------------------  -------------------  -------------------  ---------  -------------------
1996          5.7%                 5.3%                 3.6%            6.7%            4.9%
----  -------------------  -------------------  -------------------  ---------  -------------------
1997          5.6%                 5.3%                 3.6%            6.5%            5.1%
----  -------------------  -------------------  -------------------  ---------  -------------------
1998          5.5%                 5.3%                 3.6%            4.8%            4.6%
----  -------------------  -------------------  -------------------  ---------  -------------------

The funds' year-to-date returns through June 30, 1999 are: HERITAGE MONEY 2.3%, MONEY MARKET 2.2%, MUNICIPAL MONEY MARKET 1.5%, ADVANTAGE 2.6%, and MUNICIPAL ADVANTAGE 1.6%.

BEST AND WORST QUARTERLY PERFORMANCE
(During the period shown above)

FUND NAME               BEST QUARTER RETURN    WORST QUARTER RETURN
----------------------  ---------------------  ---------------------
Heritage Money          1.5% (4th Q 1995)      1.3% (1st Q 1998)
Money Market            2.4% (2nd Q 1989)      0.7% (3rd Q 1993)
Municipal Money Market  1.6% (2nd Q 1989)      0.6% (1st Q 1994)
Advantage               3.0% (1st Q 1989)      0.4% (2nd Q 1994)
Municipal Advantage     1.7% (3rd Q 1996)      0.6% (1st Q 1996)

AVERAGE ANNUAL TOTAL RETURNS
                                AS OF 12-31-98
FUND/INDEX                     1-YEAR   5-YEAR   10-YEAR   SINCE INCEPTION
HERITAGE MONEY                 5.47%      -        -       5.69% (6-29-95)
Salomon Smith Barney 3-Month
Treasury Bill Index            5.06%      -        -       5.25%
MONEY MARKET                   5.26%    5.22%    5.61%     5.91% (10-22-85)
Salomon Smith Barney 3-Month
Treasury Bill Index            5.06%    5.10%    5.44%     5.66%
MUNICIPAL MONEY MARKET         3.55%    3.54%    4.10%     4.23% (10-23-86)
Salomon Smith Barney 3-Month
Treasury Bill Index            5.06%    5.10%    5.44%     5.59%
ADVANTAGE                      4.75%    5.79%    7.18%     7.21% (11-25-88)
Salomon Smith Barney 1-Year
Treasury Bill Index            5.89%    5.66%    6.45%     6.43%
MUNICIPAL ADVANTAGE            4.57%      -        -       5.01% (11-30-95)
Lehman Brothers Municipal
1 Year Bond Index              4.74%      -        -       4.58%

THE SALOMON SMITH BARNEY 3-MONTH TREASURY BILL INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE AVERAGE YIELD OF THREE-MONTH TREASURY BILLS. THE SALOMON SMITH BARNEY 1-YEAR TREASURY BENCHMARK-ON-THE-RUN INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE AVERAGE YIELD ON ONE-YEAR TREASURY BILLS. THE LEHMAN BROTHERS MUNICIPAL 1 YEAR BOND INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF ONE-YEAR, TAX-EXEMPT BONDS.

As of February 26, 1999, the 30-day yields for the following funds were as follows: ADVANTAGE FUND, 5.85% and MUNICIPAL ADVANTAGE FUND, 3.59%. For investors in the 36% tax bracket, the MUNICIPAL ADVANTAGE FUND'S taxable equivalent yield was 5.61%. (Without fee waivers and absorptions, the MUNICIPAL ADVANTAGE FUND'S yield would have been 3.54% and its taxable equivalent yield would have been 5.53%.) For current yield information on any of the funds, call 1-800-368-3863.

WHAT ARE THE FUNDS' FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES
(fees paid directly from your investment)
All of the Strong Funds are 100% no-load, so you pay no sales charges (loads) to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
The costs of operating the funds are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF  AVERAGE NET ASSETS)

                                                    TOTAL ANNUAL
                              MANAGEMENT  OTHER     FUND OPERATING
FUND                          FEES        EXPENSES  EXPENSES*
----------------------------  ----------  --------  ----------------------------
Heritage Money                0.50%       0.07%     0.57%
Investors Money**             0.50%       0.44%     0.94%
Money Market                  0.50%       0.41%     0.91%
Municipal Money Market        0.50%       0.13%     0.63%
Advantage                     0.35%       0.40%     0.75%
Municipal Advantage           0.60%       0.05%     0.65%

*TOTAL EXPENSES FOR THE HERITAGE MONEY FUND, THE MONEY MARKET FUND, AND THE MUNICIPAL ADVANTAGE FUND DO NOT REFLECT OUR WAIVER OF MANAGEMENT FEES AND/OR ABSORPTIONS. WITH WAIVERS AND/OR ABSORPTIONS, THE TOTAL EXPENSES WERE:
HERITAGE MONEY FUND, 0.32%, MONEY MARKET FUND, 0.62%, AND MUNICIPAL ADVANTAGE FUND, 0.55%. WE CAN TERMINATE WAIVERS AND/OR ABSORPTIONS FOR THESE FUNDS AT ANY TIME.
**WE HAVE CONTRACTUALLY AGREED TO WAIVE OUR MANAGEMENT FEES AND ABSORB EXPENSES TO KEEP TOTAL EXPENSES AT 0.25% UNTIL JULY 1, 2000 .

EXAMPLE: This example is intended to help you compare the cost of investing in the funds, before fee waivers and expense absorptions, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the funds for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FUND                                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------  ------  -------  -------  --------
Heritage Money                                       $58     $183     $318     $714
Investors Money                                      $96     $300     $520     $1,155
Money Market                                         $93     $290     $504     $1,120
Municipal Money Market                               $64     $202     $351     $786
Advantage                                            $77     $240     $417     $930
Municipal Advantage                                  $66     $208     $362     $810

WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?

Strong Capital Management, Inc. (Strong) is the investment advisor for the funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $36 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

The following individuals are the funds' portfolio managers.

JOHN C. BONNELL co-manages the MUNICIPAL MONEY MARKET FUND. He has over 10 years of investment experience and is a Chartered Financial Analyst. He joined Strong as a co-portfolio manager of the fund in May 1999. For ten years prior to joining Strong, Mr. Bonnell worked at USAA Investment Management Company, most recently serving as an executive director and portfolio manager. From 1995 to 1996, he was a senior securities analyst and from 1991 to 1995 he served as a securities analyst. From 1989 to 1991, Mr. Bonnell was a portfolio assistant. Mr. Bonnell received his bachelors degree in Finance from the University of Texas in 1987 and his Masters of Business Administration from St. Mary's University in 1991.

STEVEN D. HARROP co-manages the MUNICIPAL MONEY MARKET FUND and manages the MUNICIPAL ADVANTAGE FUND. He has over 25 years of investment experience and is a Chartered Financial Analyst. He joined Strong as a portfolio manager in March 1991. He has managed the MUNICIPAL MONEY MARKET FUND since March 1991 and the MUNICIPAL ADVANTAGE FUND since November 1995. Prior to joining Strong, Mr. Harrop was employed by USAA Investment Management Company, where he co-managed a balanced fund and managed five tax-exempt funds. Mr. Harrop received his bachelors degree in Business from Brigham Young University in 1972 and his masters degree in Business from Northwestern University in 1973.

JEFFREY A. KOCH co-manages the ADVANTAGE FUND. He has over 10 years of investment experience and is a Chartered Financial Analyst. He has been a portfolio manager since January 1990. He joined Strong as a securities analyst in June 1989. He has managed or co-managed the ADVANTAGE FUND since July 1991. Prior to joining Strong, Mr. Koch was employed by Fossett Corporation, a clearing firm, as a market maker clerk . Mr. Koch received his bachelors degree in Economics from the University of Minnesota in 1987 and his Masters of Business Administration in Finance from Washington University in 1989.

JAY N. MUELLER manages the HERITAGE MONEY FUND, MONEY MARKET FUND, and INVESTORS MONEY FUND. He has over 15 years of investment experience and is a Chartered Financial Analyst. He joined Strong as a securities analyst and portfolio manager in September 1991. He has managed the HERITAGE MONEY FUND since its inception in June 1995, the MONEY MARKET FUND since September 1991, and the INVESTORS MONEY FUND since its inception in January 1998. For four years prior to joining Strong, Mr. Mueller was employed by R. Meeder & Associates as a securities analyst and portfolio manager. Mr. Mueller received his bachelors degree in Economics from the University of Chicago in 1982.

THOMAS A. SONTAG co-manages the ADVANTAGE FUND. He has over 15 years of industry experience. He joined Strong in November 1998 as a co-portfolio manager of the ADVANTAGE FUND. For 12 years prior to joining Strong, Mr. Sontag worked at Bear Stearns & Co., most recently serving as a Managing Director of the Fixed Income Department from 1990 to November 1998. From September 1982 until December 1985, Mr. Sontag was employed in the Fixed Income Department at Goldman Sachs & Co. Mr. Sontag received his bachelors degree in Economics/Finance from the University of Wisconsin in 1981 and his Masters of Business Administration in Finance from the University of Wisconsin in 1982.

((Side Box))
YEAR 2000 ISSUES
Your investment could be adversely affected if the computer systems used by the funds, Strong, and the funds' service providers do not properly process and calculate date-related information before, on, and after January 1, 2000. Year 2000-related computer problems could have a negative impact on your fund and the fund's investments, however, we are working to avoid these problems and to obtain assurances from our service providers that they are taking similar steps. Please note that Year 2000-related computer problems may have a greater negative impact on foreign capital markets and foreign investments, especially in emerging markets.

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

COMPARING THE FUNDS

The following will help you distinguish the funds and determine their suitability for your investment needs:



                       AVERAGE                       INCOME
FUND                   MATURITY  CREDIT QUALITY       POTENTIAL VOLATILITY
Heritage Money         90 days   Two highest ratings  Low       Stable, but not
Investors Money        or less                                  guaranteed
Money Market
Municipal Money Market

Advantage              1 year or At least 75% rated    Low to   Very Low
                       less      higher- and medium-   Moderate
                                 quality
                                 Up to 25% rated
                                 lower-quality

Municipal Advantage    1 year or At least 90% rated    Low to    Very Low
                       less      higher- and medium-   Moderate
                                 quality
                                 Up to 10% rated
                                 lower-quality


A WORD ABOUT CREDIT QUALITY

CREDIT QUALITY measures the issuer's expected ability to pay interest and principal payments on time. Credit quality can be "higher-quality", "medium-quality", "lower-quality", or "in default".

HIGHER-QUALITY means bonds that are in any of the three highest rating categories. For example, bonds rated AAA to A by Standard & Poor's Ratings Group (S&P)*.

MEDIUM-QUALITY means bonds that are in the fourth-highest rating category. For example, bonds rated BBB by S&P*.

LOWER-QUALITY means bonds that are below the fourth-highest rating category. They are also known as non-investment, high-risk, high-yield, or "junk bonds". For example, bonds rated BB to C by S&P*.

IN DEFAULT means the bond's issuer has not paid principal or interest on time.

* OR THOSE RATED IN THIS CATEGORY BY ANY NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION. S&P IS ONLY ONE EXAMPLE OF A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION.

This chart shows S&P's definition and ratings group for credit quality. Other rating organizations use similar definitions.

CREDIT      S&P'S DEFINITION        S&P'S RATINGS GROUP     RATING CATEGORY
QUALITY
----------  ----------------------  ----------------------  ----------------------
Higher      Highest quality         AAA                     First highest
            High quality            AA                      Second highest
            Upper medium grade      A                       Third highest
----------  ----------------------  ----------------------  ----------------------
Medium      Medium grade            BBB                     Fourth highest
----------  ----------------------  ----------------------  ----------------------
Lower       Low grade               BB
            Speculative             B
            Submarginal             CCC, CC, C
----------  ----------------------  ----------------------
In default  Probably in default     D
----------  ----------------------  ----------------------

We determine a bond's credit quality rating at the time of investment by conducting credit research and analysis and by relying on credit ratings of several nationally recognized statistical rating organizations. These organizations are called NRSROs. When we determine if a bond is in a specific category, we may use the highest rating assigned to it by any NRSRO. If a bond is not rated, we rely on our credit research and analysis to rate the bond. If a bond's credit-quality rating is downgraded after our investment, we monitor the situation to decide if we need to take any action such as selling the bond.

Typically, municipal bonds are not rated. This means that investments in municipal bonds may require more credit analysis by us than investments in taxable bonds. Also, investments in lower-quality bonds (junk bonds) will be more dependent on our credit analysis than would be higher-quality bonds because, while lower-quality bonds generally offer higher yields than higher-quality bonds with similar maturities, lower-quality bonds involve greater risks. These include the possibility of default or bankruptcy because the issuer's capacity to pay interest and repay principal is considered predominantly speculative. Also, lower-quality bonds are less liquid, meaning that they may be harder to sell than bonds of higher quality because the demand for them may be lower and there are fewer potential buyers. This lack of liquidity may lower the value of the fund and your investment.

TAXABLE INVESTMENTS

The MUNICIPAL MONEY MARKET FUND and the MUNICIPAL ADVANTAGE FUND may invest up to 20% of their net assets in U.S. government and corporate bonds, and other debt securities that are of the same quality as the fund's investments in municipal bonds. The MUNICIPAL ADVANTAGE FUND will generally invest in these bonds to take advantage of capital gain opportunities. These bonds produce taxable income, unlike municipal bonds which generally provide tax-exempt income.

IF YOU ARE SUBJECT TO THE ALTERNATIVE MINIMUM TAX

The MUNICIPAL MONEY MARKET FUND and the MUNICIPAL ADVANTAGE FUND may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax (AMT). If you are subject to the AMT, a substantial portion of your fund's distributions to you may not be exempt from federal income tax. If this is the case, a fund's net return to you may be lower.

FINANCIAL HIGHLIGHTS

This information describes investment performance of the Investor Class shares of the funds for the periods shown. Certain information reflects financial results for a single Investor Class share. "Total Return" shows how much an investment in the Investor Class shares of the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report.

YOUR ACCOUNT

All of the Strong Funds are 100% no-load. This means that you may purchase, redeem, or exchange shares directly at their net asset value without paying a sales charge.

SHARE PRICE

Your transaction price for buying, selling, or exchanging shares of the funds or the Investor Class of the Advantage Fund is the net asset value per share
(NAV) for that fund or class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange (usually 3:00 p.m. Central
Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

For the money market funds, we use amortized cost to value money market securities held by a fund.

((Side Box))

When we use AMORTIZED COST to value money market
fund securities, we generally mean that the security is
initially valued at the price we paid for it.  After that, the value of the security is gradually increased (amortizing a
discount) or decreased (amortizing a premium) each day
without regard to fluctuating interest rates.
--------------------------------------------------------------

For the bond funds, NAV is based on the market value of the securities in a fund's portfolio. If market prices are not available, NAV is based on a security's fair value as determined in good faith by us under the supervision of the Board of Directors of the Strong Funds.

FOREIGN SECURITIES
Some of the bond funds' portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the market value of securities in a fund's portfolio may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a fund's NAV. Events affecting the values of portfolio securities that occur between the time a foreign exchange assigns a price to the portfolio securities and the time when we calculate a fund's NAV generally will not be reflected in the fund's NAV. These events will be reflected in the fund's NAV when we, under the supervision of the Board of Directors of the Strong Funds, determine that they would have a material effect on the fund's NAV.

((Side Box))

We determine the share price or NAV of a fund or class
by dividing net assets attributable to the fund or class
(the value of the investments, cash, and other assets
attributable to the fund or class minus the liabilities
attributable to the fund or class) by the number of fund
or class shares outstanding.
--------------------------------------------------------

BUYING SHARES

INVESTMENT MINIMUMS: When buying shares, you must meet the following investment minimum requirements.

                               INITIAL INVESTMENT MINIMUM              ADDITIONAL INVESTMENT MINIMUM
-----------------------------  --------------------------------------  --------------------------------------
Regular accounts               $2,500 for all funds EXCEPT:            $50 for all funds EXCEPT:
                               $1,000 for INVESTORS MONEY FUND         $1,000 for HERITAGE MONEY FUND
                               $25,000 for HERITAGE MONEY FUND
-----------------------------  --------------------------------------  --------------------------------------
Education IRA accounts         $500                                    $50
(not available for HERITAGE
MONEY FUND)
-----------------------------  --------------------------------------  --------------------------------------
Other IRAs and                 $250 for all funds EXCEPT:              $50 for all funds EXCEPT:
UGMA/UTMA accounts             $25,000 for HERITAGE MONEY FUND         $1,000 for HERITAGE MONEY FUND
-----------------------------  --------------------------------------  --------------------------------------
SIMPLE IRA, SEP-IRA,           the lesser of $250 or $25 per month     $50 for all funds EXCEPT:
403(b)(7), Keogh, Pension      for all funds EXCEPT:                   $1,000 for HERITAGE MONEY FUND
Plan, and Profit Sharing Plan  $25,000 for HERITAGE MONEY FUND
accounts
-----------------------------  --------------------------------------  --------------------------------------

PLEASE REMEMBER ...
- If you use an Automatic Investment Plan, we waive the initial investment minimum to open an account and the additional investment minimum is $50. This waiver does not apply to the HERITAGE MONEY FUND.

- You cannot use an Automatic Investment Plan with an Education IRA.

- If you open a qualified retirement plan account where we or one of our alliance partners provides administrative services, there is no initial investment minimum, except for the HERITAGE MONEY FUND which is $25,000.

- For the INVESTORS MONEY FUND:
- You may only open one regular account. You may not make additional purchases after your account reaches $50,000. If you participate in an Automatic Investment Plan, we will discontinue the plan after your account reaches $50,000.
- You may open up multiple IRA accounts. You may not make additional purchases into your IRA accounts once the aggregate value of all of your IRA accounts in the fund reaches $50,000. If you participate in an Automatic Investment Plan, we will discontinue the plan after the value of your IRA accounts reaches $50,000.

The ADVANTAGE FUND has adopted a multiple class plan which currently permits it to offer three classes of shares: Investor Class shares, Institutional Class shares, and Advisor Class shares. The HERITAGE MONEY, INVESTORS MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, and MUNICIPAL ADVANTAGE FUNDS each have adopted a multiple class plan that currently permits each fund to offer only Investor Class shares. Each class is offered at its net asset value without the imposition of any sales load, however, each class of shares is subject to fees and expenses which may differ. The principal difference between each of the classes of shares is that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan and that each class of shares is subject to different administrative and transfer agency fees and expenses.

 BUYING INSTRUCTIONS
 You can buy shares in several ways.

 MAIL
 You can open or add to an account by mail with a check or money order made payable to Strong Funds. Send it to the address listed on the back of this prospectus, along with your account application (for a new account) or an Additional Investment Form (for an existing account).

 EXCHANGE OPTION
 Sign up for the exchange option when you open your account. To add this option to an existing account, visit the Shareholder Services area of Strong On-line (WWW.ESTRONG.COM) or call 1-800-368-3863 for a Shareholder Account Options Form.

  ((Side Box))
                                   Questions?
                              Call 1-800-368-3863
                                 24 hours a day,
                                  7 days a week

 EXPRESS PURCHASESM
 You can make additional investments to your existing account directly from your bank account. If you didn't establish this option when you opened your account, visit the Shareholder Services area of Strong On-line
 (WWW.ESTRONG.COM) or call us at 1-800-368-3863 for a Shareholder Account Options Form.

 STRONG DIRECT(R)
 You can use Strong Direct(R) to add to your investment from your bank account or to exchange shares between Strong Funds by calling 1-800-368-7550. See "Services for Investors" for more information.

 STRONG NETDIRECT(R)
 You can use Strong netDirect(R) at our web site, WWW.ESTRONG.COM, to add to your investment from your bank account or to exchange shares between Strong Funds. See "Services for Investors" for more information.

 INVESTOR CENTER
 You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Call 1-800-368-3863 for hours and directions. The Investor Center only accepts checks or money orders payable to Strong Funds. It does not accept cash or third-party checks.

 WIRE
 Call 1-800-368-3863 for instructions before wiring funds either to open or add to an account. This helps to ensure that your account will be credited promptly and correctly.

 AUTOMATIC INVESTMENT SERVICES
 See "Services for Investors" for detailed information on all of our automatic investment services. You can sign up for these plans when you open your account or call 1-800-368-3863 for instructions on how to add them.

 BROKER-DEALER
 You may purchase shares through a broker-dealer or other intermediary who may charge you a fee.

 PLEASE REMEMBER . . .
- Make checks or money orders payable to Strong Funds.

- We do not accept cash, third-party checks (checks payable to you written by another party), credit card convenience checks, or checks drawn on banks outside the U.S.

- You will be charged $20 for every check, money order, wire, or Electronic Funds Transfer returned unpaid.

 SELLING SHARES

 You can access the money in your account by selling (also called redeeming) some or all of your shares by one of the methods below. After your redemption request is accepted, we normally send you the proceeds on the next business day.

 SELLING INSTRUCTIONS
 You can sell shares in several ways.

 MAIL
 Write a letter of instruction. It should specify your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners (or other authorized persons), and your mailing address. Then, mail it to the address listed on the back of this prospectus.

 REDEMPTION OPTION
 Sign up for the redemption option when you open your account or add it later by visiting the Shareholder Services area of Strong On-line (WWW.ESTRONG.COM) or by calling 1-800-368-3863 to request a Shareholder Account Options Form. With this option, you may sell shares by phone or via the internet and receive the proceeds in one of three ways:

  (1) We can mail a check to your account's address. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

  (2) We can transmit the proceeds by Electronic Funds Transfer to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.

  (3) For a $10 fee, we can transmit the proceeds by wire to a properly pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

 STRONG DIRECT(R)
 You can redeem shares through Strong Direct(R) at 1-800-368-7550. See "Services for Investors" for more information.

 STRONG NETDIRECT(R)
 You can use Strong netDirect(R) at our web site, WWW.ESTRONG.COM, to redeem shares. See "Services for Investors" for more information.

 INVESTOR CENTER
 You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Call 1-800-368-3863 for hours and directions.

 AUTOMATIC INVESTMENT SERVICES
 You can set up automatic withdrawals from your account at regular intervals. See "Services for Investors" for information on all of our automatic investment services.

 BROKER-DEALER
 You may sell shares through a broker-dealer or other intermediary who may charge you a fee.

 CHECKWRITING
 Sign up for free checkwriting when you open your account or call
 1-800-368-3863 to add it later to an existing account. Check redemptions must be for a minimum of $500 ($1,000 for HERITAGE MONEY FUND). You cannot write a check to close out an account.

 PLEASE REMEMBER ...
- If you recently purchased shares, a redemption request on those shares will not be honored until 10 days after we receive the purchase check or electronic transaction.
- You will be charged a $10 service fee for a stop-payment on a check written on your Strong Funds account.
- Some transactions and requests require a signature guarantee.
- If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must sign the certificates and all signatures must be guaranteed.
- With an IRA (or other retirement account), you will be charged (1) a $10 annual account maintenance fee for each account up to a maximum of $30 and
  (2) a $10 fee for transferring assets to another custodian or for closing an account.
- If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds unless you transfer all of the proceeds to an eligible retirement plan.

  ((Side Box))
 There may be special distribution requirements that apply to retirement accounts. For instructions on:
- Roth and Traditional IRA accounts, call
  1-800-368-3863, and
- SIMPLE IRA, SEP-IRA , 403(b)(7), Keogh, Pension Plan, Profit Sharing Plan, or 401(k) Plan accounts, call 1-800-368-2882.

  ((Side Box))

SIGNATURE GUARANTEES help ensure that major
transactions or changes to your account are in fact
authorized by you. For example, we require a signature
guarantee on written redemption requests for more than
$50,000.  You can obtain a signature guarantee for a
nominal fee from most banks, brokerage firms, and
other financial institutions.  A notary public stamp or
seal cannot be substituted for a signature guarantee.
--------------------------------------------------------

 ADDITIONAL POLICIES

 TELEPHONE TRANSACTIONS
 Once you place a telephone transaction request, it cannot be canceled or modified. We use reasonable procedures to confirm that telephone transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone, provided we reasonably believe the instructions were genuine. During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request. During these times, consider trying STRONG DIRECT(R), our 24-hour automated telephone system, by calling 1-800-368-7550, or STRONG NETDIRECT(R), our on-line transaction center, by visiting WWW.ESTRONG.COM. Please remember that you must have telephone redemption as an option on your account to redeem shares through STRONG DIRECT(R) or STRONG NETDIRECT(R).

 INVESTING THROUGH A THIRD PARTY
 If you invest through a third party (rather than directly with Strong Funds), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if you are not sure.

 HERITAGE MONEY FUND ACCOUNT MAINTENANCE AND TRANSACTION FEES
 For the HERITAGE MONEY FUND, a $3 fee will be charged for each exchange, redemption, or check transaction. A $3 quarterly account maintenance fee is also charged if the balance in your HERITAGE MONEY FUND is less than $25,000. HOWEVER, WE WILL WAIVE THESE FEES IF YOUR COMBINED STRONG FUNDS' ACCOUNT BALANCE IS $100,000 (OR HIGHER) AT THE END OF THE QUARTER DURING WHICH, (1) YOU EXCHANGED, REDEEMED OR WROTE A CHECK, OR (2) YOUR ACCOUNT BALANCE FELL BELOW $25,000.

 DISTRIBUTIONS

 DISTRIBUTION POLICY
 Each fund generally pays you dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day NAV is calculated, except for bank holidays. Dividends earned on weekends, holidays, and days when the fund's NAV is not calculated are declared on the first day preceding these days that the fund's NAV is calculated. Your investment generally earns dividends from the first business day after we accept your purchase order.

 REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
 Your dividends and capital gain distributions will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

 TAXES

 TAXABLE DISTRIBUTIONS
 Any net investment income and net short-term capital gain distributions you receive are taxable as ordinary dividend income at your income tax rate. Distributions of net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.

 TAX-EXEMPT DISTRIBUTIONS
 Exempt-interest dividends from municipal funds are generally exempt from federal income taxes, but may be subject to state and local tax. Also, if you are subject to the Alternative Minimum Tax, you may have to pay federal tax on a portion of your income from exempt-interest dividends.

  ((Side Box))

Generally, if your investment is in a Traditional IRA or
other TAX-DEFERRED ACCOUNT, your dividends and
distributions will not be taxed at the time they are paid,
but instead at the time you withdraw them from your
account.
----------------------------------------------------------

 RETURN OF CAPITAL
 If your fund's (1) income distributions exceed its net investment income and net short-term capital gains or (2) capital gain distributions exceed its net capital gains in any year, all or a portion of those distributions may be treated as a return of capital to you. Although a return of capital is not taxed, it will reduce the cost basis of your shares.

 YEAR-END STATEMENT
 To assist you in tax preparation, after the end of each calendar year, we send you a statement of your fund's ordinary dividends and net capital gain distributions (Form 1099).

 BACKUP WITHHOLDING
 By law, we must withhold 31% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security Number (SSN) or Tax Identification Number (TIN).

  ((Side Box))

Unless your investment is in a tax-deferred retirement
account such as an IRA, you may want to avoid selling
shares of a mutual fund at a loss and then investing in the
same fund within 30 days before or after the sale.  This is
called a WASH SALE and you will not be allowed to claim a
tax loss on the transaction.
-----------------------------------------------------------

  ((Side Box))

COST BASIS is the amount that you paid for the shares.
When you sell shares, you subtract the cost basis from the
sale proceeds to determine whether you realized an
investment gain or loss.   For example, if you bought a
share of a fund at $10 and you sold it two years later at
$11, your cost basis on the share is $10 and your gain is
$1.

 Because everyone's tax situation is unique, you should consult your tax professional for assistance.

 SERVICES FOR INVESTORS

 Strong provides you with a variety of services to help you manage your investment. For more details, call 1-800-368-3863, 24 hours a day, 7 days a week. These services include:

 STRONG DIRECT(R) AUTOMATED TELEPHONE SYSTEM
 Our 24-hour automated response system enables you to use a touch-tone phone to access current share prices
  (1-800-368-3550), to access fund and account information (1-800-368-5550), and to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services (1-800-368-7550). Passwords help to protect your account information.

 STRONG ON-LINE
 Visit us on-line at WWW.STRONGFUNDS.COM to access your fund's performance and portfolio holding information. In addition to general information about investing, Strong On-line offers daily performance information, portfolio manager commentaries, and information on available account options.

 STRONGMAIL
 If you register for StrongMail at WWW.STRONGMAIL.COM, you will receive your fund's closing price by e-mail each business day. In addition, StrongMail offers market news and updates throughout the day.

 STRONG NETDIRECT(R)
 If you are a shareholder, you may use netDirect(R) to access your account information 24 hours a day from your personal computer. Strong netDirect(R) allows you to view account history, account balances, and recent dividend activity, as well as to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services. Encryption technology
 and passwords help to protect your account information.   You may register to
 use netDirect(R) at WWW.ESTRONG.COM.

 STRONG EXCHANGE OPTION
 You may exchange your shares of a fund for shares of another Strong Fund, either in writing, by telephone, or through your personal computer, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale and a purchase of fund shares for tax purposes and may result in a capital gain or loss. Some Strong Funds that you may want to exchange into may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for less than six months. Purchases by exchange are subject to the investment requirements and other criteria of the fund purchased.

 STRONG CHECKWRITING
 Strong Funds offers checkwriting on most of its bond and money market funds. Checks written on your account are subject to this prospectus and the terms and conditions found in the front of the book of checks. You can write only three checks on your accounts in the INVESTORS MONEY FUND.

 STRONG AUTOMATIC INVESTMENT SERVICES
 You may invest or redeem automatically in the following ways, some of which may be subject to additional restrictions or conditions.

 AUTOMATIC INVESTMENT PLAN (AIP)
 This plan allows you to make regular, automatic investments from your bank checking or savings account.

 AUTOMATIC EXCHANGE PLAN
 This plan allows you to make regular, automatic exchanges from one eligible Strong Fund to another.

 AUTOMATIC DIVIDEND REINVESTMENT
 Your dividends and capital gains will be automatically reinvested in additional shares unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account.

 NO-MINIMUM INVESTMENT PLAN
 This plan allows you to invest without meeting the minimum initial investment requirements if you invest monthly and you participate in the AIP, Automatic Exchange Plan, or Payroll Direct Deposit Plan.

 PAYROLL DIRECT DEPOSIT PLAN
 This plan allows you to send all or a portion of your paycheck, social security check, military allotment, or annuity payment to the Strong Funds of your choice.

 SYSTEMATIC WITHDRAWAL PLAN
 This plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent electronically to a bank account or as a check to you or anyone you properly designate.

 STRONG RETIREMENT PLAN SERVICES
 We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

- INDIVIDUAL RETIREMENT PLANS, including Traditional IRAs and Roth IRAs, call 1-800-368-3863.

- QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP-IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.

 SAME-DAY DIVIDEND AND WIRE
 You will earn a same-day dividend if you purchase shares and have, or with your purchase will have, at least $5 million invested in the MONEY MARKET FUND, the MUNICIPAL MONEY MARKET FUND, or the HERITAGE MONEY FUND and you have completed a special application. The following rules also apply:

- Call 1-800-368-1683 before 9:00 a.m. Central Time and place an irrevocable purchase order.

- You must send the purchase price via federal funds wire which must be received by Firstar Bank Milwaukee, N.A. by 2:30 p.m. Central Time. If you do not wire federal funds by this deadline, we may cancel the purchase order.
  If we do not cancel the order and the MUNICIPAL MONEY MARKET FUND or the HERITAGE MONEY FUND borrows an amount of money equal to your purchase price, you may be liable for any interest expense caused by the borrowing.

- Wires should be sent to:

           Firstar Bank Milwaukee, N.A.
           777 East Wisconsin Avenue
           Milwaukee, WI 53202
           ABA routing number: 075000022
           Account number: 112737-090
           For further credit to: (insert your account number and registration)

 You may also receive a same-day redemption wire by calling 1-800-368-1683.
 You must place your redemption order by 9:00 a.m. Central Time. Redemption
 proceeds will not earn dividends on the day in which they are wired.   If you
 use a same-day redemption wire to close an account, dividends credited to your account for the month up to the day of redemption will be paid the next business day.

 SOME OF THESE SERVICES MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS OR CONDITIONS. CALL 1-800-368-3863 FOR MORE INFORMATION.

 RESERVED RIGHTS

 We reserve the right to:

- Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone and netDirect(R) redemption privileges, for any reason.

- Reject any purchase request for any reason including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).

- Change the minimum or maximum investment amounts.

- Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, excessive trading, or during unusual market conditions).

- Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

- Make a redemption-in-kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets. Generally, redemption-in-kind is used when large redemption requests may cause harm to the fund and its shareholders. This includes redemptions made by checkwriting.

- Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to begin an automatic investment program or to increase your balance to the required minimum.

- Reject any purchase or redemption request that does not contain all required documentation.

 Additionally, with the STRONG INVESTORS MONEY FUND, we reserve the right to:

- Redeem shares in your regular account that exceed $50,000 (exclusive of dividends).

- Redeem shares in your IRA accounts that, in the aggregate, exceed $50,000 (exclusive of dividends).

- Close accounts and redeem all shares in the accounts if you have more than one regular account.

- Reverse purchase orders that caused the value of your account to exceed $50,000 (exclusive of dividends).

FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semi-annual report to shareholders. These reports contain a letter from management, discuss recent market conditions, economic trends and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

To request information or to ask questions:

BY TELEPHONE                         FOR HEARING-IMPAIRED (TDD)
(414) 359-1400 or (800) 368-3863    (800) 999-2780

BY MAIL                              BY OVERNIGHT DELIVERY
Strong Funds                         Strong Funds
P.O. Box 2936                        900 Heritage Reserve
Milwaukee, Wisconsin 53201-2936      Menomonee Falls, Wisconsin 53051

ON THE INTERNET                      BY E-MAIL
View online or download documents:   SERVICE@ESTRONG.COM
Strong Funds: www.eStrong.com
SEC*: www.sec.gov


To reduce the volume of mail you receive, only one copy of most financial reports and prospectuses is mailed to your household. Call 1-800-368-3863 if you wish to receive additional copies, free of charge.

This prospectus is not an offer to sell securities in any place where it would be illegal to do so.

*YOU CAN ALSO OBTAIN COPIES BY VISITING THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. OR BY SENDING YOUR REQUEST AND A DUPLICATING FEE TO THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-6009. YOU CAN CALL 1-800-SEC-0330 FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM.

Strong Heritage Money Fund, a series of Strong Heritage Reserve Series, Inc., SEC file number: 811-7285
Strong Investors Money Fund, a series of Strong Heritage Reserve Series, Inc., SEC file number: 811-7285
Strong Money Market Fund, Inc., SEC file number: 811-4374
Strong Municipal Money Market Fund, a series of Strong Municipal Funds, Inc., SEC file number: 811-4770

Strong Advantage Fund, a series of Strong Advantage Fund, Inc., SEC file number: 811-5667
Strong Municipal Advantage Fund, a series of Strong Municipal Funds, Inc., SEC file number: 811-4770